Exhibit 3.349

Delaware	Page 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “INSIGHT KENTUCKY PARTNERS I, L.P.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF LIMITED PARTNERSHIP, FILED THE THIRTIETH DAY OF OCTOBER, A.D. 1997, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “INTERMEDIA PARTNERS VI, L.P.” TO “INSIGHT KENTUCKY PARTNERS I, L.P.”, FILED THE FIRST DAY OF OCTOBER, A.D. 1999, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE FIFTH DAY OF NOVEMBER, A.D. 1999, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE THIRD DAY OF JANUARY, A.D. 2001, AT 11:30 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED PARTNERSHIP, “INSIGHT KENTUCKY PARTNERS I, L.P.”.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State
2814769 8100H SR# 20165695310	Authentication: 202953783 Date: 09-08-16
You may verify this certificate online at corp.delaware.gov/authver.shtml

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 10/30/1997 971368107 – 2814769

CERTIFICATE OF LIMITED PARTNERSHIP

OF

INTERMEDIA PARTNERS VI, L.P.

This Certificate of Limited Partnership of INTERMEDIA PARTNERS VI, L.P. (the “Limited Partnership”) is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act.

1. The name of the limited partnership is

INTERMEDIA PARTNERS VI, L.P.

2. The address of the registered office of the limited partnership in Delaware is 1013

Centre Road, Wilmington, Delaware 19805. The limited partnership’s registered agent at that address is Corporation Service Company.

3. The names and addresses of the general partners are:

NAME	ADDRESS

INTERMEDIA PARTNERS GROUP VI, L.P.	235 Montgomery Street. Suite 420
San Francisco, CA 94104

[4. Any other information which the general partners choose to include.]

IN WITNESS WHEREOF, the undersigned, constituting all of the general partners of the Partnership, have caused this Certificate of Limited Partnership to be duly executed as of the 30th day of October 1997.

INTERMEDIA PARTNERS VI, L.P.
By:	INTERMEDIA PARTNERS GROUP VI, L.P., its general partner
By:	INTERMEDIA CAPITAL PARTNERS VI, L.P., its general partner
By:	INTERMEDIA CAPITAL MANAGEMENT VI, LLC its general partner
By:	INTERMEDIA MANAGEMENT, INC., its manager

By:	/s/ Lisa Perreault
Lisa Perreault
Secretary

DE LP D-:CERTIFICATE OF LIMITED PARTNERSHIP 05/96

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

OF

INTERMEDIA PARTNERS VI, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of InterMedia Partners VI, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST:	The name of the Limited Partnership is InterMedia Partners VI, L.P.

SECOND:	Article 1 of the Certificate of Limited Partnership shall be amended as follows:

The name of the limited partnership is Insight Kentucky Partners I, L.P.

THIRD:	Article 3 of the Certificate of Limited Partnership shall be amended as follows:

The name and address of the general partner is Insight Communications of Kentucky, L.P., 126 E. 56th Street, New York, New York, 10022.

IN WITNESS WHEREOF the undersigned executed this Amendment to the Certificate of Limited Partnership on this 1st day of October, 1999.

[END OF PAGE. SIGNATURE PAGE FOLLOWS.]

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 10/01/1999 991415112 – 2814769

By:	INSIGHT COMMUNICATIONS OF KENTUCKY L.P., general partner of Insight Kentucky Partners I, L.P.

By:	Insight Midwest, L.P., its general partner

By:	Insight Communications Company, L.P., its general partner

By:	Insight Communications Company, Inc., its general partner

By:	/s/ Kim D. Kelly

	Name:	Kim D. Kelly
	Title:	Executive Vice President

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 11/05/1999 991472973 – 2814769

STATE OF DELAWARE

AMENDMENT TO THE CERTIFICATE OF

LIMITED PARTNERSHIP

OF

INSIGHT KENTUCKY PARTNERS I, L.P.

The undersigned, desiring to amend the Certificate of Limited Partnership of Insight Kentucky Partners I, L.P. pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

FIRST:	The name of the Limited Partnership is Insight Kentucky Partners I, L.P.

SECOND:	Article 2 of the Certificate of Limited Partnership shall be amended as follows:

The address of the registered agent of the limited partnership in Delaware is 1209 Orange Street, Wilmington, Delaware 19801. The limited partnership’s registered agent at that address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 5th day of November, 1999.

By:	INSIGHT COMMUNICATIONS OF KENTUCKY L.P., general partner of Insight Kentucky Partners I, L.P.

By:	Insight Midwest, L.P., its general partner

By:	Insight Communications Company, L.P., its general partner

By:	Insight Communications Company, Inc., its general partner

By:	/s/ Kim D. Kelly
	Name:	Kim D. Kelly
	Title:	Executive Vice President

State of Delaware - Division of Corporations
FAX	DOCUMENT FILING SHEET

Priority 1 (Two Hr. Service)	Priority 2 (Same Day)	Priority 3 (24 Hour)	Priority 4 (Must Approvals)	Priority 5 (Reg. Approvals)	Priority 6 (Reg. Work)

DATE SUBMITTED	January 3, 2000
REQUESTOR NAME	THE CORPORATION TRUST COMPANY	FILE DATE	January 3, 2001
ADDRESS	WILM/ Mickey M. Grabowski /ler	FILE TIME	11:30 a.m.

ATTN.
PHONE

NAME of COMPANY/ENTITY	Insight Kentucky Partners I, L.P.

010004021	2814769	9000010
SRV NUMBER	FILE NUMBER	FILER’S NUMBER	RESERVATION NO.

TYPE OF DOCUMENT Amendment	DOCUMENT CODE 17-202

CHANGE of NAME CHANGE of AGENT/OFFICE CHANGE OF STOCK

CORPORATIONS
FRANCHISE TAX YEAR	$

FILING FEE TAX	$

RECEIVING & INDEXING	$

CERTIFIED COPIES NO. one	$

SPECIAL SERVICES	$

KENT COUNTY RECORDER	$

NEW CASTLE COUNTY RECORDER	$

SUSSEX COUNTY RECORDER	$

TOTAL	$

METHOD of RETURN
MESSENGER/PICKUP FED. EXPRESS Acct.# REGULAR MAIL FAX No. OTHER

COMMMENTS/FILING INSTRUCTIONS
*

CREDIT CARD CHARGES
You have my authorization to charge my credit card for this service:
- - - Exp. Date
Signature Printed Name

XX	AGENT USE ONLY	INSTRUCTIONS
	* 3496599	1.	Full shade in the required Priority square using a dark pencil or marker, staying within the square.
		2.	Each request must be submitted as a separate item, with its own Filing sheet as the FIRST PAGE.

STATE OF DELAWARE

AMENDMENT TO THE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

INSIGHT KENTUCKY PARTNERS I, L.P.

It is hereby certified that:

FIRST: The name of the limited partnership (hereinafter called the “partnership”) is Insight Kentucky Partners I, L.P.

SECOND: Pursuant to provisions of Section 17-202, Title 6, Delaware Code, Article 3 of the Certificate of Limited Partnership is amended as follows:

The name and address of the general partner is:

NAME	ADDRESS
Insight Communications	810 7th Avenue, 41st Floor,
of Kentucky, L.P	New York, NY 10019

[END OF PAGE. SIGNATURE PAGE FOLLOWS.]

DCLIB01:1290161-1	STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 11:30 AM 01/03/2001 010004021 – 2814769

Signed on this 2nd day of January, 2001.

INSIGHT COMMUNICATIONS OF KENTUCKY, L.P., general partner of Insight Kentucky Partners I, L.P.

BY:	Insight Midwest, L.P., its sole member

BY:	Insight Communications Company, L.P, its
general partner

BY:	Insight Communications Company, Inc., its
general partner

/s/ Elizabeth M. Grier
	Name:	Elizabeth M. Grier
	Title:	V.P. Administration

DCLIB01:1290161-1